Rule 497(d)

                                     FT 1481

              Supplement to the Prospectus dated September 12, 2007

Commencing May 7, 2008, Confluence Investment Management LLC ("Confluence"), an affiliate of the Sponsor, has been appointed by First Trust Advisors L.P. to act as sub-Portfolio Supervisor for the Trust. Confluence, based in St. Louis, Missouri, specializes in the management of real estate, private equity, and listed alternative investment portfolios. The compensation paid to Confluence for providing sub-portfolio supervisory services to the Trust will be paid by First Trust Advisors L.P. out of the fee it receives as Portfolio Supervisor and will not result in an increase in the estimated Trust operating expenses described in the Prospectus.

May 7, 2008